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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 296-7222

Date of fiscal year end:      December 31, 2014

Date of reporting period:    June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Semi-Annual Report

June 30, 2014 | (Unaudited)

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS
TABLE OF CONTENTS

THE BERWYN FUNDS

2014 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 30, 2014

Dear Shareholder:

After last year’s exceptional gains, many investors were braced for a weak stock market in 2014; however, in the first half of the year all of the major market averages rose to all-time highs. Even the worst winter in memory, which resulted in an economic contraction during the first quarter, was unable to stop this five-year old bull market.

All three of The Berwyn Funds recorded all-time highs as well, but as the second quarter developed it became apparent that divergences within the marketplace were beginning to form. For example, small cap stocks began to struggle after first quarter earnings reports were released and more recently, high yield bond prices were unable to reach new highs and have begun to fall. The performance of biotech stocks, an industry group that has experienced significant upside speculation, began to underperform as compared to the major indices in early March of this year.

These underlying stresses in the market have had a short term negative effect on the Berwyn Fund, which invests primarily in small cap stocks. On the other hand, the Berwyn Cornerstone Fund, which invests in larger cap companies, closed the first half of the year near its all-time high. The Berwyn Income Fund, which invests in multiple asset classes, has also been relatively unaffected by these secondary market movements.

It is not surprising that after five years of rising stock prices, a lack of homogeneity has developed between different asset classes. Whereas virtually everything was depressed in March 2009, when the bull market began, now most stocks seem to be fairly priced and consequently, investors have become more anxious. At this juncture, it is logical to conclude that the sustainability of the bull market has become increasingly dependent upon the economy ratcheting to a higher level. Low inflation, low interest rates and corporate balance sheets, bulging with cash, continue to offer the possibility of acceleration in economic growth.

While we are mindful of the prevailing economic environment and adjustments taking place within the stock market, our focus at The Berwyn Funds will be to continue to uncover out-of-favor investments that we believe have limited downside risk, but significant upside potential. In the Berwyn Income Fund, we continue to view current income with capital preservation, on an inflation adjusted basis, as our primary goals. However, despite historically low interest rates, the Fund has been able to deliver a reasonable stream of income and also reward shareholders with significant capital gains. Should interest rates begin to rise, the sizable cash position in the Fund is intended to be used opportunistically.

The Berwyn Fund is poised to take advantage of a pick-up in the economy. Over the past six months, many of the stocks in this Fund’s portfolio have retreated to support levels and now offer more upside potential than risk, in my opinion. As the Fund celebrates its thirtieth anniversary, the undervalued, contrarian approach that forms the foundation of its investment philosophy remains as relevant as ever.

After an impressive 2013, the Berwyn Cornerstone Fund has continued to capitalize on its strategy of buying shares in larger cap stocks that sell at low price-to-earnings ratios. Although still small in size, the Fund is growing and we believe it remains an attractive candidate for investors seeking capital appreciation in a prudent manner.

The preceding commentary is intended to provide you with an overview of our observations and thoughts at this time. The following pages summarize, in detail, the performance and strategy for each of The Berwyn Funds as presented by our portfolio managers. Our investment team is experienced and dedicated to providing our shareholders with responsible stewardship of their assets, which now total in excess of three billion dollars.

Thank you for your confidence in our efforts.

Sincerely,

Robert E. Killen
 President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter and the portfolio managers’ commentaries that follow seek to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2014 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds
July 30, 2014

Dear Berwyn Fund Shareholder:

In the second quarter of 2014 the Berwyn Fund’s (BF’s) net asset value per share slipped from $39.82 to $39.59, a drop of 0.58 percent. This performance compared to positive returns for the Dow Jones Industrial Average (DJIA), Standard & Poor’s 500 Index (S&P 500) and Russell 2000 Index (Russell 2000) of 2.83 percent, 5.23 percent and 2.05 percent, respectively.

For the six-month period ended June 30, 2014, the BF experienced a slight loss of 0.23 percent as its net asset value moved from $39.68 to $39.59. Once again, the indices, particularly the S&P 500, outperformed the BF as investors favored larger capitalization stocks during this period. In the first half of the year the DJIA, S&P 500 and Russell 2000 advanced 2.68 percent, 7.14 percent and 3.19 percent, respectively.

The BF was founded in 1984 as a vehicle to take advantage of the fact that the long-term data show that, on average, small cap stocks perform better than their larger cap brethren. Nevertheless, there are times when larger cap stocks outperform small cap stocks, sometimes for extended periods. Since the beginning of the new millennium there have been 27 out of 58 quarters, including the prior three quarters ended June 30, 2014, when small cap stocks, as measured by the Russell 2000, have underperformed large cap stocks, as measured by the S&P 500. However, over this period small cap stocks have outperformed large cap stocks by over one hundred percentage points as measured by the performance of the S&P 500 and the Russell 2000, respectively.

The average market capitalization of stocks in the BF was $774 million at the end of the second quarter, as compared to $1.01 billion for the average stock in the Russell 2000. In our opinion, investors may expect greater volatility in the BF, both in bull and bear markets, from this difference in market capitalization size. However, the management of the BF attempts to mitigate this potential by seeking out companies with what we believe are superior balance sheets.

The stocks that had the most positive influence during the second quarter were Synaptics, a provider of touch sensitive human interface/device solutions, up 50.83 percent, US Ecology, a provider of services for the removal and remediation of hazardous materials, up 31.71 percent, Hallmark Financial Services, a provider of insurance products, up 29.36 percent, Methode Electronics, a supplier of automotive products, up 24.68 percent, and Stillwater Mining, a palladium and platinum mining company, up 18.48 percent.

There were several stocks that did particularly poorly during the second quarter, which contributed to the BF’s underperformance. The worst performer was bebe stores, a retailer of women’s clothes, which fell 50.17 percent. bebe is a turnaround situation that has been in the portfolio for about one year. The board of directors was dissatisfied with the pace of progress and fired the CEO who had come onboard in January of 2013. Another disappointment was Callaway Golf, which designs, manufactures and markets golf clubs and accessories. After rallying in the first quarter of the year, Callaway retreated 18.59 percent during the second quarter as industry sales were reported to be lackluster. Silicon Image, a manufacturer of semiconductor connectivity devices that allow the transmission of high bandwidth, high speed data communications, Unisys, an information technology services and solutions company, and Advanced Energy, a manufacturer of power conversion and solar inverter equipment, also contributed to the BF’s underperformance for the quarter. Though none of these stocks have been eliminated from the portfolio, we will continue to analyze their financial statements, evaluate their reports and determine what we believe to be the best course of action for our shareholders.

The stocks that had the most positive influence during the six-month period were Myriad Genetics, a developer of molecular diagnostic products, up 85.47 percent, Synaptics, up 74.81 percent, Stillwater Mining, up 34.39 percent, US Ecology, up 32.03 percent, and Hallmark, up 20.97 percent.

The BF’s worst performers for the six-month period were bebe, down 42.69 percent, Spartan Motors, a builder of chassis for recreational, fire trucks and other specialty vehicles, down 32.27 percent, Unisys, down 26.30 percent, Diana Shipping, which owns and operates an ocean fleet of dry bulk carriers, down 18.07 percent, and Rudolph Technology, a provider of metrology and advanced packaging products for the semiconductor manufacturing industry, down 15.88 percent.

Our focus in the first six months of this year has been on reducing the BF’s position size in stocks that have appreciated to the point where the risk-to-reward ratio is no longer in our favor. In addition, we eliminated stocks that we believe had fully appreciated, and we continue to reduce our exposure in a deliberate manner to those situations that have been disappointing. At the same time, we have been introducing a number of new stocks into the BF’s portfolio, including: Christopher & Banks, a retailer of women’s clothes, Intrepid Potash, a potash mining company, ModusLink, a global supply chain services and solutions company, Stillwater Mining and Warren Resources, an oil and gas exploration and development firm. While we recognize that investment research and portfolio management processes are not predictable sciences, we expect the sum of these tactical moves to result in an improved relative performance in the second half of this year.

After a difficult first quarter, due largely to the impact of harsh winter weather, the economy rebounded in the second quarter. In fact, job creation has been very strong and suggests that the recovery will continue to strengthen as more money falls into the hands of consumers. With inflation and interest rates at low levels, there are no obvious domestic impediments to growth in GDP and corporate earnings. Furthermore, despite the multiple global crises that have persisted over the past few months, thus far, they have not appeared to have had a tangible impact on our country’s economic growth.

As of June 30, 2014, there were 48 stocks in the BF’s portfolio and 4.3 percent of assets were held in cash equivalents. Total assets in the Fund were $444 million.

We appreciate your confidence in our value oriented approach and in our efforts to manage your assets responsibly.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	17.86%	21.95%	9.69%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/13, as reflected in BF’s prospectus, was 1.20%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2014 Semi-Annual Report
Berwyn Income Fund
a series of The Berwyn Funds
July 30, 2014

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) for the second quarter of 2014 was 2.24 percent. A dividend of $0.088 per share was paid from net investment income, up from the $0.07 paid in last year’s second quarter and slightly higher than this year’s first quarter’s dividend. BIF’s second quarter performance finished in between the total returns of its two reference bond indices, the Citigroup Broad Investment Grade Bond Index (+2.04 percent) and the Merrill Lynch High Yield Master II Index (+2.57 percent). The Fund’s performance did trail its third reference index, the Lipper Income Fund Index (+3.20 percent) which, like BIF, has an equity component.

For the six months ended June 30, 2014, BIF posted a total return of 4.41 percent, outperforming the Citigroup Broad Investment Grade Index, which gained 3.90 percent, and underperforming the Merrill Lynch High Yield Master II Index, whose total return was 5.64 percent. BIF also underperformed the Lipper Income Fund Index, which had a six month total return of 5.33 percent.

BIF’s performance this quarter (and so far in 2014) was below our expectations. While we experienced strong gains from several individual holdings, BIF’s equity and fixed income portfolios were hurt by its positions in Cliffs Natural Resources, Inc. (CLF) common stock and convertible preferred stock (CLV Pfd). Each of these securities was down over 25 percent and, in the aggregate, cost BIF more than 80 basis points of total return in the past three months. Cliffs is suffering through a cyclical decline in the price of iron ore and severe investor pessimism. In spite of this decline, we continued to add to BIF’s position in CLF and CLV Pfd, confident of our longer-term outlook for this company. In the process, we significantly lowered the average cost for these positions. With an annualized yield of more than 10 percent, BIF is being paid handsomely to hold CLV Pfd in the near term. This security is a mandatory convertible, so it has been and will be more volatile compared to a traditional bond. CLF is an extremely contrarian investment. Most Wall Street analysts repeatedly issued dour forecasts for the company’s future earnings. In addition, over 32 percent of the company’s common stock is held short – meaning that many investors think the stock will go even lower in the future. The company is also in the middle of a contentious proxy battle with activist investor, Casablanca Capital. Casablanca is attempting to make dramatic changes to the company’s board, management team and strategy. While we cannot be certain of the result of this proxy battle, we do believe that positive changes for Cliffs and their shareholders could be imminent. Similar to our past position in Nokia Corp. (NOK), we are not happy with the unrealized losses we have incurred. However, we are hopeful that our patience will be rewarded with long-term, realized gains in the future.

Fortunately, BIF’s long-term holdings in US Ecology, Inc. (ECOL) and Methode Electronics, Inc. (MEI), along with several energy holdings in the equity portfolio, offset much of CLF’s negative impact. ECOL rallied more than 31 percent and MEI gained nearly 25 percent in the second quarter. Suncor Energy, Inc. (SU), Chesapeake Energy Corp. and Devon Energy Corp. (DVN) each provided a total return of more than 18.5 percent. In BIF’s fixed income portfolio, the Fund’s investment grade preferred securities in aggregate gained more than 5 percent this quarter. These preferred securities have provided a total return of more than 15 percent year-to-date and have been our strongest source of gains in the fixed income portfolio so far in 2014.

For value investors there are usually two distinct groups from which attractive investment candidates can be found. The first group is comprised of stocks and bonds that are cheap because valuations are low. The second group is populated with turnaround situations or companies that are exhibiting a fundamental change in strategy. With stocks rallying dramatically since the lows set in 2009, equity valuations for many companies have become unattractive. Several years ago we were able to buy high-quality companies like Coca-Cola (KO) at 12 times trailing earnings (P/E). Today, KO trades at a P/E of 21. Very few low valuation opportunities remain in the current market. Where we are seeing select areas of opportunity today are in turnaround situations. ‘Turnarounds’ are companies that are undergoing fundamental changes in their operations and often, their structure. In addition, we prefer those where there has been a recent change in management. Warren Buffett likes to say that “turnarounds seldom turn” and in many cases he is correct. Turning around a company’s fortunes can be very tricky and more complicated than anticipated. However, when you combine a solid business that was poorly managed, with a strong new management team, the results can be positive. Many of BIF’s top equity and fixed income performers over the past few years have been companies that had major management team changes. Three specific examples of successful BIF investments resulting from a management change include Nokia Corp. (NOK), Chesapeake Energy, Inc. (CHK) and Pitney Bowes, Inc. (PBI). In 2014, BIF added a few new holdings that could also be categorized as management-led turnarounds – companies like Carnival Corp. (CCL), Quest Diagnostics, Inc. (DGX) and Tessera Technologies, Inc. (TSRA). Each of these companies has a relatively new CEO and/or management team that is engaged in a new strategic direction. After thoroughly researching these situations, we believe that these changes have the potential to produce very positive results in BIF’s equity portfolio.

From a performance standpoint, BIF’s fixed income portfolio continued to fare reasonably well despite an elevated cash position. After Treasury rates surged higher in 2013, interest rates resumed their long-term downward trend. Thirty-year Treasury rates closed 2013 near 4 percent. At 2014’s mid-point, these rates have fallen to less than 3.4 percent. Benchmark 10-year Treasury rates have declined from approximately 3 percent, down to 2.5 percent. There are several reasons why investors have flocked back to Treasury bonds despite low absolute yields. The first and most relevant factor is that, on a global basis, U.S. Treasury rates are higher in many cases than similar bonds issued by other countries. Second, U.S. GDP growth has been muted while inflation continues to be tame. Finally, global geopolitical factors on the Asian and African continents are also playing a role in this flight to safety. Therefore, in this low interest rate environment, we believe that risks abound within the fixed income markets. In June, high yield bond yields fell to 4.9 percent, a new all-time low. Relative to historical levels, BIF has a low position in high yield bonds of approximately 24 percent. Convertible bonds have rallied in conjunction with stocks, leaving little value in this area. As a result, BIF’s position in convertible bonds has declined from nearly 30 percent last year to roughly 16 percent today. The broad bond market is forcing investors to extend duration or lower their credit quality standards in order to generate a reasonable yield. BIF’s managers are not comfortable assuming risk without the promise of future reward. So we continue to be patient.

BIF closed the quarter with 28 percent of its assets in common stocks, 51 percent in fixed income securities (including 16 percent in convertible securities) and 21 percent in cash reserves, including money market funds. Although the level of cash reserves changed little over the course of the quarter, significant trading activity occurred. The pace of newly initiated positions did slow as we added only two new holdings to BIF’s portfolio in the second quarter. However, we added to several existing equity and fixed income holdings.

BIF’s total assets ended the quarter at $2.64 billion, an all-time high. We remain mindful of our responsibility to our existing shareholders and believe our strategy will provide superior results over the long term. BIF’s objective is to provide current income while seeking to preserve capital by taking, in our opinion, reasonable investment risks. Although our interpretation of “reasonable risk” may lead BIF to underperform in certain periods, over the longer term we believe that we can provide solid returns while limiting volatility. While this goal has been elusive to many over sustained periods, we believe that our investment process and discipline can produce such results. Our team is working hard to reward the continued trust you’ve placed in us.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	14.83%	11.27%	8.19%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/13, as reflected in BIF’s prospectus, was 0.66%. Returns for BIF are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Bond Index (BIG)
and Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LIFI)

THE BERWYN FUNDS

2014 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds
July 30, 2014

Dear Berwyn Cornerstone Fund Shareholder:

During the second quarter of 2014 Berwyn Cornerstone Fund (BCF) generated a total return of 2.57 percent compared to returns for BCF’s primary benchmarks, the S&P 500 Index (S&P 500) and S&P Mid-Cap 400 Index (S&P Mid-Cap 400), of 5.23 percent and 4.32 percent, respectively. For the first six months of 2014 BCF had a total return of 4.14 percent compared to a gain of 7.14 percent for the S&P 500 and a 7.50 percent return for the S&P Mid-Cap 400.

BCF’s under-performance can be traced to weakness in the Materials, Industrials and Information Technology sectors. The Materials sector experienced negative returns in the first six months while Industrials and Information Technology had marginally positive returns.

When looking at returns for the six-month period there are a few observations we would highlight. First, a significant portion of market return continues to be due to price/earnings multiple expansion. We discussed this in our annual report letter, commenting about the rise in valuations during 2013. The continuation of this trend into 2014 implies that investors are becoming more optimistic about the future profitability of companies.

Second, there was a shift in market leadership that drove the bull market during the first six months of 2014. Last year’s returns were driven by broad advances across all sectors, but primarily by the economically sensitive areas such as Industrials and Consumer Discretionary. However, the two strongest sectors in the S&P 500 for the first six months were Utilities and Energy, with some of last year’s biggest winners, including Industrials and Consumer stocks, lagging behind this year.

The increase in the market’s P/E multiple is an issue that deserves attention. In general, higher valuations mean more risk, and after eighteen months of P/E expansion, we believe that the risk in the market is elevated. Whether or not this substantially increases the potential for a market downturn is unclear at this point. What is clear is that last year’s leaders are struggling to advance under the weight of significantly expanded valuations.

Earnings growth in the first quarter was positive though muted, with economic activity negatively affected by weather. A harsh winter in many parts of the country affected sales and earnings for many companies. If earnings can continue their growth track as weather and economic activity normalize, then the market may sustain the higher valuations we presently see. If corporate earnings do not continue to grow from current levels, a correction in the market would most likely take place.

This changing risk-reward scenario can be seen in the trading activity for BCF during the first half. We have eliminated seven positions during the first six months and added ten new investments. BCF’s cash position has continued to rise from year-end levels despite these new purchases. Several of BCF’s new positions remain only partially filled, as prices have moved above our entry point.

Cash at the end of June was 12% and is reflective of the difficulty in finding investments that meet our criteria. Given the increase in stock prices over the past few years, the rise in our cash holdings is a normal response. We believe it is important to only invest capital in situations where the risk-reward scenario is attractive for the long-term.

One example of a “life cycle” in BCF is Lincoln Electric, a very high quality industrial company, which was purchased in the fall of 2011 at an average price of approximately $30. At the time of purchase, Lincoln had a very strong track record of cyclical growth in the welding supply business, but the market was concerned about the Greek financial crisis and potential effect on global growth. The price/earnings ratio at the time of purchase was approximately 14 times trailing earnings and the company was being valued at approximately $2.5 billion.

As the markets’ fears of a global slowdown receded, Lincoln continued to grow its sales and profits, with earnings growing from $2.03 per share at the time of purchase to $3.77 per share at the time we sold our position in early 2014. While this earnings growth made Lincoln a successful investment, the other factor in its strong total return was that the market increased its view of Lincoln’s value by raising its price/earnings multiple to approximately 19.5 times at the time of sale in 2014. This example illustrates that the combination of earnings growth and multiple expansion has been a powerful driver of returns over this time period. The sell decision on our part was clearly impacted by increasing investor enthusiasm, as defined by the higher valuation, and the resulting increase in potential risk.

Lincoln Electric is indicative of what we have observed for many stocks across different sectors and industries. As multiples have expanded along with earnings, we have become increasingly wary of holding investments in these situations, as can be seen in the number of positions we’ve exited in the first half of the year.

As mentioned earlier, BCF struggled in a few specific sectors this year. Our Materials exposure saw declines in the first six months with losses in such stocks as Cliffs Natural Resources (CLF), Nucor (NUE) and Peabody Energy (BTU). We have maintained BCF’s positions in these stocks as we still believe in the long-term investment thesis for all three. Cliffs and Nucor have been adversely affected by weak demand for steel and the raw materials that go into steel production, while Peabody continues to be hurt by the overall weakness seen in coal over the past twelve months.

BCF’s strongest performers were very much a carryover from 2013, with Harman International (HAR), Helmerich & Payne (HP) and Pitney Bowes (PBI) showing the strongest performance. All three were strong contributors last year and have shown continued strong financial results in the early part of 2014. BCF has taken profits in both Harman and Helmerich & Payne, while maintaining an over weighted position in Pitney Bowes.

While the first half of the year was a challenge relative to BCF’s benchmarks, due to rising cash levels and some stock specific underperformance, we continue to believe that the portfolio is positioned to deliver strong returns in future quarters. We will remain opportunistic in our search for attractive situations in which to invest cash.

As always we appreciate the support of our fellow shareholders and look forward to reporting on our progress in the second half of 2014.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	23.64%	16.79%	7.83%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/13, as reflected in BCF’s prospectus, were 1.77% and 1.26%, respectively. The Advisor has contractually agreed until at least May 1, 2015 to waive all or a portion of its management fees and/or reimburse other operating expenses so that BCF’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BCF’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and distributions (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on Fund distributions or the redemption of Fund shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 95.7%	Shares	Value
CONSUMER DISCRETIONARY — 15.0%
AUTO COMPONENTS — 1.9%
Spartan Motors, Inc.^	1,802,932	$8,185,311

AUTOMOBILES — 1.2%
Winnebago Industries, Inc.*	205,803	5,182,120

HOTELS, RESTAURANTS & LEISURE — 1.6%
Ruth's Hospitality Group, Inc.	589,242	7,277,139

HOUSEHOLD DURABLES — 1.7%
Hooker Furniture Corp.	455,344	7,349,252

LEISURE PRODUCTS — 5.0%
Callaway Golf Co.	1,608,478	13,382,537
Leapfrog Enterprises, Inc.*	1,225,100	9,004,485
		22,387,022
SPECIALTY RETAIL — 1.3%
bebe stores, inc.	1,815,559	5,537,455
Christopher & Banks Corp.*	45,600	399,456
		5,936,911
TEXTILES, APPAREL & LUXURY GOODS — 2.3%
Crocs, Inc.*	690,200	10,373,706

ENERGY — 9.7%
ENERGY EQUIPMENT & SERVICES — 4.2%
Gulf Island Fabrication, Inc.	364,153	7,836,572
Newpark Resources, Inc.*	871,850	10,863,251
		18,699,823
OIL, GAS & CONSUMABLE FUELS — 5.5%
Evolution Petroleum Corp.*	270,856	2,965,873
Hallador Energy Co.	466,693	4,428,917
VAALCO Energy, Inc.*	1,638,900	11,849,247
Warren Resources, Inc.*	859,075	5,326,265
		24,570,302
FINANCIALS — 8.3%
BANKS — 1.4%
City Holding Co.	136,605	6,163,618

INSURANCE — 2.6%
Hallmark Financial Services, Inc.^*	1,069,376	11,495,792

BERWYN FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Value
FINANCIALS — 8.3% (Continued)
REAL ESTATE INVESTMENT TRUSTS — 1.9%
Cedar Realty Trust, Inc.	1,342,130	$8,388,312

THRIFTS & MORTGAGE FINANCE — 2.4%
Dime Community Bancshares, Inc.	680,668	10,747,748

HEALTH CARE — 3.4%
BIOTECHNOLOGY — 3.4%
Myriad Genetics, Inc.*	383,000	14,906,360

INDUSTRIALS — 22.5%
BUILDING PRODUCTS — 1.1%
AAON, Inc.	148,222	4,968,402

COMMERCIAL SERVICES & SUPPLIES — 8.0%
Ennis, Inc.	511,005	7,797,936
Knoll, Inc.	560,000	9,704,800
McGrath RentCorp	310,243	11,401,430
US Ecology, Inc.	135,523	6,633,851
		35,538,017
CONSTRUCTION & ENGINEERING — 2.6%
Granite Construction, Inc.	322,429	11,600,995

ELECTRICAL EQUIPMENT — 1.9%
Encore Wire Corp.	172,595	8,464,059

MACHINERY — 4.5%
FreightCar America, Inc.	457,670	11,460,057
Graham Corp.	244,353	8,505,928
		19,965,985
MARINE — 2.5%
Diana Shipping, Inc.*	1,020,100	11,108,889

TRADING COMPANIES & DISTRIBUTORS — 1.9%
Houston Wire & Cable Co.	678,162	8,415,990

INFORMATION TECHNOLOGY — 21.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.6%
Mercury Systems, Inc.*	585,424	6,638,708
Methode Electronics, Inc.	315,105	12,040,162
Plexus Corp.*	151,700	6,567,093

BERWYN FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 21.6% (Continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.6% (Continued)
ScanSource, Inc.*	218,750	$8,330,000
		33,575,963
IT SERVICES — 3.2%
ModusLink Global Solutions, Inc.*	724,554	2,709,832
Unisys Corp.*	467,200	11,558,528
		14,268,360
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.8%
Advanced Energy Industries, Inc.*	478,382	9,208,853
Micrel, Inc.	1,040,839	11,740,664
Rudolph Technologies, Inc.*	810,823	8,010,931
Silicon Image, Inc.*	1,526,418	7,693,147
Synaptics, Inc.*	124,150	11,252,956
		47,906,551
MATERIALS — 12.8%
CHEMICALS — 7.5%
Intrepid Potash, Inc.*	698,300	11,703,508
KMG Chemicals, Inc.^	626,731	11,268,624
Landec Corp.*	847,188	10,581,378
		33,553,510
METALS & MINING — 5.3%
Olympic Steel, Inc.	361,810	8,954,797
Stillwater Mining Co.*	821,923	14,424,749
		23,379,546
TELECOMMUNICATION SERVICES — 2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
Vonage Holdings Corp.*	2,814,800	10,555,500

TOTAL COMMON STOCKS (Cost $346,411,525)		$424,965,183

BERWYN FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.4%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01% ^^ (Cost $15,053,699)	15,053,699	$15,053,699

TOTAL INVESTMENTS AT VALUE — 99.1% (Cost $361,465,224)		$440,018,882

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		4,150,129

NET ASSETS — 100.0%		$444,169,011

^	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
*	Non-income producing security.
^^	The rate shown is the 7-day effective yield as of June 30, 2014.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 28.4%	Shares	Value
CONSUMER DISCRETIONARY — 2.4%
AUTO COMPONENTS — 0.8%
Superior Industries International, Inc.	1,046,166	$21,571,943

HOTELS, RESTAURANTS & LEISURE — 1.0%
Carnival Corp.	703,000	26,467,950

HOUSEHOLD DURABLES — 0.5%
Newell Rubbermaid, Inc.	410,000	12,705,900

TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Rocky Brands, Inc.	220,949	3,144,104

CONSUMER STAPLES — 0.3%
PERSONAL PRODUCTS — 0.3%
Avon Products, Inc.	603,147	8,811,978

ENERGY — 4.0%
ENERGY EQUIPMENT & SERVICES — 1.0%
Diamond Offshore Drilling, Inc.	274,442	13,620,556
Tidewater, Inc.	237,159	13,316,478
		26,937,034
OIL, GAS & CONSUMABLE FUELS — 3.0%
Chesapeake Energy Corp.	670,000	20,823,600
Devon Energy Corp.	248,000	19,691,200
Peabody Energy Corp.	1,463,000	23,920,050
Suncor Energy, Inc.	320,000	13,641,600
		78,076,450
FINANCIALS — 3.9%
BANKS — 0.9%
Huntington Bancshares, Inc.	2,425,000	23,134,500

INSURANCE — 1.7%
Aflac, Inc.	300,000	18,675,000
Hartford Financial Services Group, Inc.	737,000	26,391,970
		45,066,970
REAL ESTATE INVESTMENT TRUSTS — 1.3%
FelCor Lodging Trust, Inc.	623,606	6,554,099
Mack-Cali Realty Corp.	1,267,920	27,234,922
		33,789,021

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 28.4% (Continued)	Shares	Value
HEALTH CARE — 1.9%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.3%
CryoLife, Inc.	810,080	$7,250,216
Quest Diagnostics, Inc.	456,000	26,762,640
		34,012,856
PHARMACEUTICALS — 0.6%
GlaxoSmithKline plc - ADR	308,000	16,471,840

INDUSTRIALS — 3.2%
COMMERCIAL SERVICES & SUPPLIES — 2.2%
Ennis, Inc.^	1,727,224	26,357,438
Pitney Bowes, Inc.	925,000	25,548,500
US Ecology, Inc.	148,952	7,291,201
		59,197,139
MACHINERY — 1.0%
Joy Global, Inc.	429,000	26,417,820

INFORMATION TECHNOLOGY — 8.1%
COMMUNICATIONS EQUIPMENT — 0.6%
PCTEL, Inc.^	1,851,167	14,975,941

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.9%
Corning, Inc.	1,250,000	27,437,500
FLIR Systems, Inc.	730,000	25,352,900
Methode Electronics, Inc.	651,723	24,902,336
		77,692,736
IT SERVICES — 0.2%
Xerox Corp.	500,000	6,220,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Intel Corp.	895,000	27,655,500
Tessera Technologies, Inc.	1,220,783	26,954,888
		54,610,388
SOFTWARE — 2.3%
CA, Inc.	460,000	13,220,400
Microsoft Corp.	570,000	23,769,000
Symantec Corp.	1,025,000	23,472,500
		60,461,900

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 28.4% (Continued)	Shares	Value
MATERIALS — 1.5%
CHEMICALS — 0.7%
Mosaic Co. (The)	398,000	$19,681,100

METALS & MINING — 0.8%
Cliffs Natural Resources, Inc.	1,353,000	20,362,650

UTILITIES — 3.1%
ELECTRIC UTILITIES — 3.1%
Exelon Corp.	708,000	25,827,840
FirstEnergy Corp.	830,000	28,817,600
PPL Corp.	745,000	26,469,850
		81,115,290

TOTAL COMMON STOCKS (Cost $642,696,060)		$750,925,510

PREFERRED STOCKS — 15.7%	Shares	Value
ENERGY — 0.8%
OIL, GAS & CONSUMABLE FUELS — 0.8%
Chesapeake Energy Corp., 5.00% - CV	80,234	$8,296,196
Chesapeake Energy Corp., 5.75% - 144A - CV	10,000	12,668,750
		20,964,946
FINANCIALS — 11.0%
CAPITAL MARKETS — 0.6%
Affiliated Managers Group, Inc., 5.25%	70,385	1,851,126
Affiliated Managers Group, Inc., 6.375%	528,376	13,732,492
		15,583,618
COMMERCIAL BANKS — 2.5%
Wells Fargo & Co., 5.20% - Series N	2,179,685	50,023,771
Wells Fargo & Co., 5.25% - Series P	662,382	15,797,810
		65,821,581
DIVERSIFIED FINANCIAL SERVICES — 1.3%
JPMorgan Chase & Co., 5.45% - Series P	1,499,273	34,183,424

INSURANCE — 0.8%
Aflac, Inc., 5.50%	810,074	19,887,317

REAL ESTATE INVESTMENT TRUSTS — 5.2%
Alexandria Real Estate Equity, Inc., 7.00% - Series D - CV	418,817	11,475,586
Felcor Lodging Trust, Inc., 7.80%	644,510	16,828,156

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 15.7% (Continued)	Shares	Value
FINANCIALS — 11.0% (Continued)
REAL ESTATE INVESTMENT TRUSTS — 5.2% (Continued)
Felcor Lodging Trust, Inc., 8.00%	419,815	$10,831,227
Health Care REIT, Inc., 6.50% - Series I	343,996	19,862,329
Kimco Realty Corp., 6.00% - Series I	366,559	9,072,335
Kimco Realty Corp., 5.50% - Series J	439,593	10,044,700
Kimco Realty Corp., 5.625% - Series K	484,153	11,256,557
Public Storage, 6.35% - Series R	57,819	1,487,105
Public Storage, 5.90% - Series S	150,443	3,664,792
Public Storage, 5.75% - Series T	219,931	5,342,124
Public Storage, 5.375% - Series V	1,703,864	38,796,983
		138,661,894
THRIFTS & MORTGAGE FINANCE — 0.6%
New York Community Capital Trust V, 6.00% - CV	332,753	16,361,465

INDUSTRIALS — 2.4%
COMMERCIAL SERVICES & SUPPLIES — 1.4%
Pitney Bowes, Inc., 5.25%	244,051	6,350,207
Pitney Bowes, Inc., 6.70%	1,153,608	29,924,592
		36,274,799
MACHINERY — 1.0%
Stanley Black & Decker, Inc., 5.75%	1,152,349	28,082,745

MATERIALS — 1.5%
METALS & MINING — 1.5%
Cliffs Natural Resources, Inc., 7.00% - Series A - CV	2,781,561	39,859,769

TOTAL PREFERRED STOCKS (Cost $406,032,895)		$415,681,558

CORPORATE BONDS — 34.7%	Par Value	Value
CONSUMER DISCRETIONARY — 6.5%
HOTELS, RESTAURANTS & LEISURE — 0.9%
Ruby Tuesday, Inc., 7.625%, due 05/15/20	$23,850,000	$23,850,000

HOUSEHOLD DURABLES — 1.6%
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,026,250
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	18,116,227
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,838,090
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,815,000
		40,795,567

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 34.7% (Continued)	Par Value	Value
CONSUMER DISCRETIONARY — 6.5% (Continued)
LEISURE PRODUCTS — 1.1%
Brunswick Corp., 144A, 4.625%, due 05/15/21	$8,801,000	$8,778,997
Brunswick Corp., 7.125%, due 08/01/27	9,900,000	10,580,625
Smith & Wesson Holding Corp., 144A, 5.875%, due 06/15/17	8,825,000	9,200,063
		28,559,685
MULTI-LINE RETAIL — 1.2%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	32,151,743

SPECIALTY RETAIL — 1.7%
Best Buy Co., Inc., 3.75%, due 03/15/16	5,750,000	5,922,500
Best Buy Co., Inc., 5.00%, due 08/01/18	2,000,000	2,097,500
Best Buy Co., Inc., 5.50%, due 03/15/21	31,683,000	32,475,075
Woolworth Corp., 8.50%, due 01/15/22	4,000,000	4,860,000
		45,355,075
CONSUMER STAPLES — 0.2%
FOOD PRODUCTS — 0.2%
General Mills, Inc., 4.15%, due 02/15/43	5,820,000	5,667,743

ENERGY — 1.9%
OIL, GAS & CONSUMABLE FUELS — 1.9%
Chesapeake Energy Corp., 2.75%, due 11/15/35 CV	13,000,000	13,780,000
Peabody Energy Corp., 4.75%, due 12/15/41 CV	49,830,000	37,403,644
		51,183,644
FINANCIALS — 0.6%
REAL ESTATE INVESTMENT TRUSTS — 0.6%
Health Care REIT, Inc., 4.95%, due 01/15/21	13,885,000	15,422,986

HEALTH CARE — 9.1%
BIOTECHNOLOGY — 2.5%
Amgen, Inc., 1.875%, due 11/15/14	66,432,000	66,805,680

HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
CareFusion Corp., 5.125%, due 08/01/14	44,179,000	44,343,037
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,667,525
		59,010,562
HEALTH CARE PROVIDERS & SERVICES — 2.8%
Express Scripts Holding Co., 2.75%, due 11/21/14	8,246,000	8,323,422
Express Scripts Holding Co., 2.10%, due 02/12/15	22,590,000	22,817,978
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	12,050,000	12,652,500
Healthsouth Corp., 5.75%, due 11/01/24	27,418,000	28,994,535
		72,788,435

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 34.7% (Continued)	Par Value	Value
HEALTH CARE — 9.1% (Continued)
PHARMACEUTICALS — 1.6%
Hospira, Inc., 5.60%, due 09/15/40	$39,152,000	$41,551,704

INDUSTRIALS — 3.7%
COMMERCIAL SERVICES & SUPPLIES — 1.3%
Deluxe Corp., Series B, 5.125%, due 10/01/14	23,951,000	24,160,571
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	10,229,200
		34,389,771
MACHINERY — 2.4%
Navistar International Corp., 3.00%, due 10/15/14	61,863,000	62,481,630

INFORMATION TECHNOLOGY — 9.2%
COMMUNICATIONS EQUIPMENT — 2.3%
InterDigital, Inc., 2.50%, due 03/15/16 CV	9,500,000	10,473,750
Nokia Corp., 5.375%, due 05/15/19	13,000,000	14,007,500
Nokia Corp., 6.625%, due 05/15/39	33,786,000	36,657,810
		61,139,060
IT SERVICES — 1.4%
WEX, Inc., 144A, 4.75%, due 02/01/23	40,269,000	38,960,258

SOFTWARE — 4.6%
Nuance Communications, Inc., 2.75%, due 11/01/31 CV	60,977,000	60,900,778
TIBCO Software, Inc., 2.25%, due 05/01/32 CV	59,714,000	60,273,819
		121,174,597
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.9%
Apple, Inc., 3.85%, due 05/04/43	6,600,000	6,070,871
NetApp, Inc., 3.25%, due 12/15/22	17,770,000	17,111,373
		23,182,244
MATERIALS — 2.6%
CONTAINERS & PACKAGING — 0.0%*
Silgan Holdings, Inc., 144A, 5.50%, due 02/01/22	863,000	893,205

METALS & MINING — 2.6%
Alcoa, Inc., 5.87%, due 02/23/22	4,349,000	4,847,417
Newmont Mining Corp., 1.25%, due 07/15/14 CV	63,513,000	63,513,000
		68,360,417
UTILITIES — 0.9%
ELECTRIC UTILITIES — 0.9%
PPL Energy Supply LLC, 5.40%, due 08/15/14	22,267,000	22,347,918

TOTAL CORPORATE BONDS (Cost $882,608,689)		$916,071,924

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 20.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^^	162,518,535	$162,518,535
Fidelity Institutional Money Market Portfolio - Select Class, 0.01%^^	130,474,341	130,474,341
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01%^^	130,474,341	130,474,341
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^^	130,474,341	130,474,341
TOTAL MONEY MARKET FUNDS (Cost $553,941,558)		$553,941,558

TOTAL INVESTMENTS AT VALUE — 99.7% (Cost $2,485,279,202)		$2,636,620,550

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		9,090,543

NET ASSETS — 100.0%		$2,645,711,093

ADR - American Depositary Receipt.
CV - Convertible Security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

^	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
*	Percentage rounds to less than 0.1%.
^^	The rate shown is the 7-day effective yield as of June 30, 2014.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 87.9%	Shares	Value
CONSUMER DISCRETIONARY — 7.0%
AUTOMOBILES — 1.4%
Thor Industries, Inc.	5,375	$305,676

HOTELS, RESTAURANTS & LEISURE — 1.7%
Carnival Corp.	10,000	376,500

HOUSEHOLD DURABLES — 2.6%
Harman International Industries, Inc.	5,525	593,551

SPECIALTY RETAIL — 1.3%
Gap, Inc. (The)	6,875	285,794

CONSUMER STAPLES — 1.0%
PERSONAL PRODUCTS — 1.0%
Avon Products, Inc.	15,200	222,072

ENERGY — 17.0%
ENERGY EQUIPMENT & SERVICES — 6.7%
Diamond Offshore Drilling, Inc.	10,475	519,874
Helmerich & Payne, Inc.	3,825	444,121
Tidewater, Inc.	9,425	529,214
		1,493,209
OIL, GAS & CONSUMABLE FUELS — 10.3%
Chevron Corp.	3,550	463,452
Devon Energy Corp.	8,100	643,140
Peabody Energy Corp.	32,100	524,835
Suncor Energy, Inc.	15,550	662,897
		2,294,324
FINANCIALS — 13.2%
BANKS — 3.4%
Wells Fargo & Co.	14,400	756,864

CAPITAL MARKETS — 3.1%
Bank of New York Mellon Corp. (The)	18,550	695,254

DIVERSIFIED FINANCIAL SERVICES — 2.6%
JPMorgan Chase & Co.	10,100	581,962

INSURANCE — 3.4%
Assured Guaranty Ltd.	19,800	485,100

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Value
FINANCIALS — 13.2% (Continued)
INSURANCE — 3.4% (Continued)
Unum Group	8,050	$279,818
		764,918
THRIFTS & MORTGAGE FINANCE — 0.7%
New York Community Bancorp, Inc.	9,375	149,812

HEALTH CARE — 4.3%
HEALTH CARE PROVIDERS & SERVICES — 2.3%
Quest Diagnostics, Inc.	8,655	507,962

PHARMACEUTICALS — 2.0%
GlaxoSmithKline plc - ADR	8,200	438,536

INDUSTRIALS — 8.3%
COMMERCIAL SERVICES & SUPPLIES — 3.3%
Pitney Bowes, Inc.	26,525	732,621

CONSTRUCTION & ENGINEERING — 2.5%
Jacobs Engineering Group, Inc.^	10,500	559,440

MACHINERY — 2.5%
Joy Global, Inc.	9,000	554,220

INFORMATION TECHNOLOGY — 20.9%
COMMUNICATIONS EQUIPMENT — 2.3%
ADTRAN, Inc.	22,500	507,600

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 7.4%
Corning, Inc.	28,625	628,319
FLIR Systems, Inc.	16,625	577,386
Itron, Inc.^	10,950	444,022
		1,649,727
IT SERVICES — 1.5%
Xerox Corp.	26,200	325,928

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.7%
Intel Corp.	19,425	600,233

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 20.9% (Continued)
SOFTWARE — 6.2%
CA, Inc.	19,050	$547,497
Microsoft Corp.	13,670	570,039
Symantec Corp.	12,000	274,800
		1,392,336
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.8%
Hewlett-Packard Co.	5,700	191,976

MATERIALS — 11.4%
CHEMICALS — 1.8%
Mosaic Co. (The)	8,000	395,600

METALS & MINING — 9.6%
Alcoa, Inc.	31,650	471,268
Allegheny Technologies, Inc.	10,350	466,785
Cliffs Natural Resources, Inc.	25,000	376,250
Nucor Corp.	10,400	512,200
Reliance Steel & Aluminum Co.	4,300	316,953
		2,143,456
UTILITIES — 4.8%
ELECTRIC UTILITIES — 4.8%
FirstEnergy Corp.	15,535	539,375
PPL Corp.	15,200	540,056
		1,079,431

TOTAL COMMON STOCKS (Cost $15,569,191)		$19,599,002

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 12.1%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01%*	1,048,487	$1,048,487
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01%*	590,293	590,293
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%*	1,048,488	1,048,488
TOTAL MONEY MARKET FUNDS (Cost $2,687,268)		$2,687,268

TOTAL INVESTMENTS AT VALUE — 100.0% (Cost $18,256,459)		$22,286,270

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%)^^		(2,449)

NET ASSETS — 100.0%		$22,283,821

ADR - American Depositary Receipt.

^	Non-income producing security.
*	The rate shown is the 7-day effective yield as of June 30, 2014.
^^	Percentage rounds to less than 0.1%.
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Value (Cost $331,252,330, $2,441,000,877 and $18,256,459 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$409,069,155	$2,595,287,171	$22,286,270
Affiliated Investments, At Value (Cost $30,212,894, $44,278,325 and $– for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	30,949,727	41,333,379	—
Total Investments, At Value (Cost $361,465,224, $2,485,279,202 and $18,256,459 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	440,018,882	2,636,620,550	22,286,270
Receivables:
Dividends and Interest	66,218	10,995,260	17,331
Investment Securities Sold	4,847,487	8,610,103	—
Fund Shares Sold	223,519	4,149,266	765
Other Assets	44,722	104,919	18,742
Total Assets	445,200,828	2,660,480,098	22,323,108

Liabilities
Payables:
Investment Securities Purchased	405,252	12,038,442	24,455
Fund Shares Redeemed	231,366	1,466,260	—
Accrued Investment Advisory Fees (Note 5)	360,033	1,057,210	199
Accrued Administration Fees (Note 5)	32,710	193,841	4,092
Accrued Compliance Fees (Note 5)	1,060	1,060	1,060
Other Accrued Expenses	1,396	12,192	9,481
Total Liabilities	1,031,817	14,769,005	39,287

Net Assets	$444,169,011	$2,645,711,093	$22,283,821

Net Assets Consist of:
Paid-in Capital	$324,994,426	$2,415,908,044	$16,604,981
Accumulated Net Investment Income (Loss)	(567,967)	79,780	75,996
Accumulated Net Realized Gains From Security Transactions	41,188,894	78,381,921	1,573,033
Net Unrealized Appreciation on Investment Securities	78,553,658	151,341,348	4,029,811
Net Assets	$444,169,011	$2,645,711,093	$22,283,821

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	11,219,312	183,014,469	1,214,322

Net Asset Value and Offering Price Per Share	$39.59	$14.46	$18.35

Minimum Redemption Price Per Share (Note 2)	$39.19	$14.32	$18.17

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$2,061,442	$19,084,761	$203,697
Dividends from Affiliated Issuers (Note 5)	129,769	651,912	—
Foreign Withholding Taxes on Dividends	—	(22,370)	(980)
Interest	—	16,739,501	—
Total Investment Income	2,191,211	36,453,804	202,717

Expenses
Investment Advisory Fees (Note 5)	2,378,514	5,871,436	86,171
Administration Fees (Note 5)	238,499	1,121,180	24,457
Registration and Filing Fees	29,719	128,163	13,879
Custodian and Bank Service Fees	25,681	73,373	1,763
Trustees’ Fees and Expenses (Note 5)	20,973	20,973	20,973
Shareholder Report Printing	11,708	33,426	1,563
Professional Fees	13,537	13,537	9,777
Insurance	10,420	19,107	292
Compliance Service Fees (Note 5)	6,362	6,362	6,362
Other Expenses	23,765	33,427	5,633
Total Expenses Before Fee Waivers by Advisor	2,759,178	7,320,984	170,870
Less Fees Waived by Advisor (Note 5)	—	—	(44,149)
Net Expenses	2,759,178	7,320,984	126,721

Net Investment Income (Loss)	(567,967)	29,132,820	75,996

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	42,472,168	86,183,099	1,595,996
Net Realized Losses from Sales of Affiliated Investment Securities (Note 5)	(149,699)	—	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	(43,603,106)	(4,502,725)	(793,419)
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities (Note 5)	(1,197,544)	(5,679,004)	—
Net Realized and Unrealized Gains (Losses)on Investments	(2,478,181)	76,001,370	802,577

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,046,148)	$105,134,190	$878,573

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Six Months Ended 6/30/14 (Unaudited)	Year Ended 12/31/13	Six Months Ended 6/30/14 (Unaudited)	Year Ended 12/31/13	Six Months Ended 6/30/14 (Unaudited)	Year Ended 12/31/13
Operations
Net Investment Income (Loss)	$(567,967)	$(984,387)	$29,132,820	$37,318,182	$75,996	$144,430
Net Realized Gains from Sales of Investment Securities	42,322,469	46,344,655	86,183,099	119,788,486	1,595,996	1,663,161
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(44,800,650)	79,782,852	(10,181,729)	88,276,949	(793,419)	3,658,013
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,046,148)	125,143,120	105,134,190	245,383,617	878,573	5,465,604

Distributions to Shareholders
From Net Investment Income	—	—	(29,070,604)	(37,311,428)	—	(144,465)
From Realized Gains from Sales of Investment Securities	—	(44,860,422)	—	(127,061,134)	—	(1,632,414)
Decrease in Net Assets Resulting from Distributions to Shareholders	—	(44,860,422)	(29,070,604)	(164,372,562)	—	(1,776,879)

Capital Share Transactions
Proceeds from Shares Sold	42,516,305	172,494,027	587,870,422	795,759,826	2,614,171	1,881,912
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	44,034,929	27,002,205	155,206,052	—	1,751,848
Proceeds from Redemption Fees Collected (Note 2)	26,646	71,742	143,039	243,398	1,237	387
Shares Redeemed	(114,215,617)	(79,634,347)	(162,752,304)	(361,570,752)	(969,897)	(1,353,429)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(71,672,666)	136,966,351	452,263,362	589,638,524	1,645,511	2,280,718

Total Increase (Decrease) in Net Assets	(74,718,814)	217,249,049	528,326,948	670,649,579	2,524,084	5,969,443

Net Assets
Beginning of Period	518,887,825	301,638,776	2,117,384,145	1,446,734,566	19,759,737	13,790,294
End of Period	$444,169,011	$518,887,825	$2,645,711,093	$2,117,384,145	$22,283,821	$19,759,737

Accumulated Net Investment Income (Loss)	$(567,967)	$—	$79,780	$17,564	$75,996	$—

Capital Share Activity
Shares Sold	1,093,808	4,637,055	41,390,654	56,048,851	148,028	113,650
Shares Reinvested	—	1,110,311	1,885,432	11,113,322	—	99,820
Shares Redeemed	(2,950,769)	(2,090,677)	(11,448,439)	(25,955,654)	(55,400)	(80,078)
Net Increase (Decrease) from Capital Share Transactions	(1,856,961)	3,656,689	31,827,647	41,206,519	92,628	133,392
Shares Outstanding, Beginning of Period	13,076,273	9,419,584	151,186,822	109,980,303	1,121,694	988,302
Shares Outstanding, End of Period	11,219,312	13,076,273	183,014,469	151,186,822	1,214,322	1,121,694

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/14		Years Ended
	(Unaudited)		12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net Asset Value, Beginning of Period	$39.68		$32.02	$28.76	$28.28	$22.66	$17.78

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.05)		(0.08)	0.06	(0.00)*	0.00 *	0.05
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.04)		11.46	5.25	0.97	5.61	4.86
Total Income (Loss) from Investment Operations	(0.09)		11.38	5.31	0.97	5.61	4.91

Less Distributions
Dividends from Net Investment Income	—		—	(0.06)	—	(0.00)*	(0.05)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(3.73)	(2.01)	(0.50)	—	—
Total Distributions	—		(3.73)	(2.07)	(0.50)	(0.00)*	(0.05)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.01	0.02	0.01	0.01	0.02

Net Asset Value, End of Period	$39.59		$39.68	$32.02	$28.76	$28.28	$22.66

Total Return	(0.23	%)**	35.58%	18.67%	3.45%	24.82%	27.71%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$444,169		$518,888	$301,639	$226,577	$188,720	$137,680

Ratio of Expenses to Average Net Assets	1.16	%***	1.18%	1.19%	1.21%	1.25%	1.31%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24	%)***	(0.23%)	0.20%	(0.02%)	0.01%	0.25%

Portfolio Turnover Rate	11	%**	29%	30%	30%	44%	37%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/14		Years Ended
	(Unaudited)		12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net Asset Value, Beginning of Period	$14.01		$13.15	$12.87	$13.26	$12.77	$10.30

Income (Loss) from Investment Operations
Net Investment Income	0.17		0.30	0.38	0.44	0.49	0.57
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.45		1.76	0.63	(0.04)	0.76	2.47
Total Income from Investment Operations	0.62		2.06	1.01	0.40	1.25	3.04

Less Distributions
Dividends from Net Investment Income	(0.17)		(0.30)	(0.38)	(0.44)	(0.49)	(0.57)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(0.90)	(0.35)	(0.35)	(0.28)	—
Total Distributions	(0.17)		(1.20)	(0.73)	(0.79)	(0.77)	(0.57)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.01	0.00 *

Net Asset Value, End of Period	$14.46		$14.01	$13.15	$12.87	$13.26	$12.77

Total Return	4.41	%**	15.83%	7.96%	3.09%	10.06%	30.22%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$2,645,711		$2,117,384	$1,446,735	$1,311,981	$1,282,085	$691,496

Ratio of Expenses to Average Net Assets	0.62	%***	0.63%	0.64%	0.65%	0.66%	0.70%

Ratio of Net Investment Income to Average Net Assets	2.46	%***	2.22%	2.85%	3.32%	3.93%	5.33%

Portfolio Turnover Rate	19	%**	64%	51%	71%	49%	35%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended 6/30/14		Years Ended
	(Unaudited)		12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net Asset Value, Beginning of Period	$17.62		$13.95	$12.93	$13.42	$12.44	$9.63

Income (Loss) from Investment Operations
Net Investment Income	0.06		0.14	0.17	0.14	0.09	0.10
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.67		5.24	1.50	(0.49)	0.98	2.81
Total Income (Loss) from Investment Operations	0.73		5.38	1.67	(0.35)	1.07	2.91

Less Distributions
Dividends from Net Investment Income	—		(0.14)	(0.17)	(0.14)	(0.09)	(0.10)
Distributions from Net Realized Gains from Sales of Investment Securities	—		(1.57)	(0.48)	—	—	—
Total Distributions	—		(1.71)	(0.65)	(0.14)	(0.09)	(0.10)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$18.35		$17.62	$13.95	$12.93	$13.42	$12.44

Total Return	4.14	%**	38.64%	13.02%	(2.59%)	8.57%	30.21%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$22,284		$19,760	$13,790	$11,020	$10,273	$8,018

Ratio of Total Expenses to Average Net Assets	1.69	%***	1.76%	1.89%	1.95%	2.26%	2.72%

Ratio of Net Expenses to Average Net Assets #	1.25	%***	1.25%	1.25%	1.25%	1.61%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.31	%***	0.34%	0.62%	0.42%	0.08%	0.24%

Ratio of Net Investment Income to Average Net Assets #	0.75	%***	0.85%	1.26%	1.12%	0.73%	0.96%

Portfolio Turnover Rate	21	%**	32%	22%	22%	39%	33%

*	Amount rounds to less than $0.01 per share.
**	Not annualized.
***	Annualized.
#	After advisory fee waivers by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Funds’ investment advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds and certain Preferred Stocks held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014, by security type:

Berwyn Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$424,965,183	$—	$—	$424,965,183
Money Market Funds	15,053,699	—	—	15,053,699
Total	$440,018,882	$—	$—	$440,018,882

Berwyn Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$750,925,510	$—	$—	$750,925,510
Preferred Stocks	403,012,808	12,668,750	—	415,681,558
Corporate Bonds	—	916,071,924	—	916,071,924
Money Market Funds	553,941,558	—	—	553,941,558
Total	$1,707,879,876	$928,740,674	$—	$2,636,620,550

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$19,599,002	$—	$—	$19,599,002
Money Market Funds	2,687,268	—	—	2,687,268
Total	$22,286,270	$—	$—	$22,286,270

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2014, the Funds did not have any transfers in and out of any Level. The Funds did not have any assets or liabilities or derivative instruments that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value per share of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2014 and December 31, 2013, proceeds from redemption fees totaled $26,646 and $71,742, respectively, for Berwyn Fund, $143,039 and $243,398, respectively, for Berwyn Income Fund and $1,237 and $387, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distirbutions are recorded on the ex-date. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that each Fund distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2014:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$52,280,575	$568,444,990	$4,739,722
Proceeds from sales and maturities of investment securities	$109,641,602	$316,914,959	$3,777,990

4. TAX MATTERS
The tax character of dividends and distributions paid during the periods ended June 30, 2014 and December 31, 2013 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	6/30/2014	$—	$—	$—
	12/31/2013	$1,219,811	$43,640,611	$44,860,422
Berwyn Income Fund	6/30/2014	$29,070,604	$—	$29,070,604
	12/31/2013	$62,455,657	$101,916,905	$164,372,562
Berwyn Cornerstone Fund	6/30/2014	$—	$—	$—
	12/31/2013	$219,948	$1,556,931	$1,776,879

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of June 30, 2014:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$362,494,826	$2,492,670,228	$18,279,362
Gross Unrealized Appreciation	$93,031,223	$189,119,110	$4,487,456
Gross Unrealized Depreciation	(15,507,167)	(45,168,788)	(480,548)
Net Unrealized Appreciation on Investment Securities	77,524,056	143,950,322	4,006,908
Accumulated Ordinary Income (Loss)	(567,967)	79,780	75,996
Other Gains	42,218,496	85,772,947	1,595,936
Total Distributable Earnings	$119,174,585	$229,803,049	$5,678,840

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales and the accrual of interest on certain convertible bonds for tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of such assets and 0.90% of such assets over $1 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Income Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of such assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2015, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the six months ended June 30, 2014, the Advisor waived investment advisory fees of $44,149. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 567,329 shares, 580,488 shares and 372,851 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2014.

AFFILIATED BROKER-DEALER

During the six months ended June 30, 2014, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $42,026, $90,286 and $1,295, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreement for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities.

TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are also officers of the Advisor, or of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, paid quarterly, a fee of $5,000 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,000 for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of June 30, 2014, the following portfolio companies are considered to be affiliates of Berwyn Fund and Berwyn Income Fund. Transactions in these companies during the six months ended June 30, 2014 were as follows:

Berwyn Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/14 Value	Net Realized Gains (Losses)	Dividend Income
Hallmark Financial Services, Inc.	$9,281,946	$286,174	$(77,963)	$2,005,635	$11,495,792	$(11,538)	$—
KMG Chemicals, Inc.	9,693,813	868,772	—	706,039	11,268,624	—	36,673
Spartan Motors, Inc.	12,923,811	—	(829,282)	(3,909,218)	8,185,311	(138,161)	93,096
Total	$31,899,570	$1,154,946	$(907,245)	$(1,197,544)	$30,949,727	$(149,699)	$129,769

Berwyn Income Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/14 Value	Net Realized Gains (Losses)	Earned Income
Ennis, Inc.	$25,136,921	$4,568,618	$—	$(3,348,101)	$26,357,438	$—	$515,433
PCTEL, Inc.	14,268,411	3,038,433	—	(2,330,903)	14,975,941	—	136,479
Total	$39,405,332	$7,607,051	$—	$(5,679,004)	$41,333,379	$—	$651,912

As of December 31, 2013, the following companies were considered to be affiliates of Berwyn Fund and Berwyn Income Fund, but as of June 30, 2014 are no longer considered to be affiliates of the respective Funds. Transactions in these companies during the six months ended June 30, 2014 were as follows:

Berwyn Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/14 Value	Net Realized Gains (Losses)	Dividend Income
Hooker Furniture Corp.	$9,154,167	$—	$(1,680,499)	$(124,416)	$7,349,252	$(278,758)	$98,216

Berwyn Income Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	6/30/14 Market Value	Net Realized Gains (Losses)	Earned Income
Methode Electronics, Inc.	$30,497,138	$—	$(2,518,166)	$(3,076,636)	$24,902,336	$5,616,131	$120,289
US Ecology, Inc.	18,041,687	—	(5,087,205)	(5,663,281)	7,291,201	8,972,594	135,072
Total	$48,538,825	$—	$(7,605,371)	$(8,739,917)	$32,193,537	$14,588,725	$255,361

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The number of shares held in companies considered to be affiliates as of June 30, 2014 were as follows:

Berwyn Fund
Shares Held
Hallmark Financial Services, Inc.	1,069,376
KMG Chemicals, Inc.	626,731
Spartan Motors, Inc.	1,802,932

Berwyn Income Fund
Shares Held
Ennis, Inc.	1,727,224
PCTEL, Inc.	1,851,167

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Berwyn Cornerstone Fund has an uncommitted $950,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2014, the Funds did not borrow under their respective lines of credit.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2014 – June 30, 2014).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$997.70	$5.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.04	$5.81

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,044.10	$3.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.72	$3.11

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,041.40	$6.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Berwyn Fund	1.16%
Berwyn Income Fund	0.62%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 26, 2014, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. Based upon their review, the Trustees found that the investment performance of each Fund has been acceptable.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds shareholders, including any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and discussed the comparative expense information, which provided average expense ratios and average advisory fee ratios for other similarly situated mutual funds included in the Morningstar database, categorized by investment style, as it relates to each Fund. The Trustees found that each Fund’s advisory fee was higher than the average advisory fees for their respective categories. The Trustees discussed the breakpoints added to the Berwyn Fund’s and the Berwyn Income Fund’s respective fee schedules in May of 2013

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

and the permanent reduction in the advisory fee for Cornerstone Fund from 1.00% per annum to 0.85% per annum in July of 2010. In addition, these analyses and comparisons, which included all classes and those classes considered to be no-load classes (including and excluding index funds) of shares for funds in the respective Morningstar categories, showed that when compared to all classes, the Funds overall expense ratios (after fee waivers for Berwyn Cornerstone Fund) were fairly comparable or below the averages for their respective Morningstar categories. The Trustees discussed Morningstar’s expense ratio ratings, noting that the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund’s expense ratios were classified as “Average”, “Low” and “Above Average”, respectively. It was noted that Berwyn Fund and Berwyn Cornerstone Fund’s expense ratios were higher than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) for their respective categories. The Trustees further noted that the Berwyn Income Fund’s expense ratio was lower than the average expense ratio when compared to exclusively no-load classes (including and excluding index funds) for its category. The Trustees discussed the differences between the averages for all classes of a category versus the averages for only no-load classes (including and excluding index funds) of a category. The Trustees concluded that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds.

The Trustees discussed economies of scale as it relates to the Funds, noting that based on the Berwyn Cornerstone Fund’s current asset levels it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for Berwyn Cornerstone Fund. The Trustees discussed economies of scales as it relates to the Berwyn Fund and the Berwyn Income Fund, noting that the Advisor agreed in May of 2013 to add breakpoints to the fee schedules for the Berwyn Fund and the Berwyn Income Fund. They discussed the impact adding fee breakpoint structures had on the Berwyn Fund and the Berwyn Income Fund’s overall competitive positioning within their respective peer groups. The Trustees concluded that the fee breakpoint schedules implemented in May of 2013 were beneficial to shareholders and would contribute to future economies of scale.

The Trustees reviewed the 2013 fees paid by the Advisor to financial intermediaries on behalf of each of the Funds. The Trustees discussed the fees paid by the Advisor and the services received by shareholders investing through the various platforms.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2013. The Independent Trustees concluded that the Advisor’s profitability was reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuance of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

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The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	August 26, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 26, 2014

* Print the name and title of each signing officer under his or her signature.